VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA EQUITY TRUST

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya MidCap Opportunities Fund

VOYA INVESTORS TRUST

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

VOYA MUTUAL FUNDS

Voya Global Equity Fund

VOYA VARIABLE PORTFOLIOS, INC.

Voya Global Equity Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

Supplement dated January 30, 2017

to the Current Prospectuses for the above named Funds and Portfolios

Effective January 31, 2017, the biographical information for Christopher F. Corapi and Michael Pytosh in the above referenced Prospectuses is replaced with the following:

Christopher F. Corapi, Portfolio Manager for large-cap value and global equity strategies, joined Voya IM in February 2004. Mr. Corapi joined Voya IM as the head of U.S. equities and served as Chief Investment Officer of the equity platform from 2009 to January 31, 2017. Prior to joining Voya IM, Mr. Corapi was the global head of equity research at Federated Investors. Previously, he was head of U.S. equities and portfolio manager at Credit Suisse Asset Management. Before joining Credit Suisse, Mr. Corapi was with JPMorgan Investment Management as the head of emerging markets research and was a U.S. equity analyst at Sanford C. Bernstein & Company.

Michael Pytosh, Portfolio Manager for large-cap growth and mid-cap growth strategies and Voya IM’s Chief Investment Officer, equities, joined Voya IM in 2004. Previously at Voya IM, Mr. Pytosh covered the technology sector as an analyst. Prior to joining Voya IM, he was president of Lincoln Equity Management, LLC and a technology analyst. Mr. Pytosh also served as a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.